Exhibit 24

                     The Travelers Life and Annuity Company

                                Power of Attorney

                               C. Robert Henrikson
                 Chairman, President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Chairman, President and Chief Executive Officer of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Travelers Retirement Account Annuity (File No. 333-69753), Registered Fixed Account Option (File No. 333-49462), Target Maturity (File No. 333-83076) and Target Maturity Series II (File No. 333-123003), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2006.

                                                  /s/ C. Robert Henrikson
                                             -----------------------------------
                                              Signature

                     The Travelers Life and Annuity Company

                                Power of Attorney

                              Leland C. Launer, Jr.
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Travelers Retirement Account Annuity (File No. 333-69753), Registered Fixed Account Option (File No. 333-49462), Target Maturity (File No. 333-83076) and Target Maturity Series II (File No. 333-123003), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2006.

                                                  /s/ Leland C. Launer, Jr.
                                             -----------------------------------
                                              Signature

                     The Travelers Life and Annuity Company

                                Power of Attorney

                                  Lisa M. Weber
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Travelers Retirement Account Annuity (File No. 333-69753), Registered Fixed Account Option (File No. 333-49462), Target Maturity (File No. 333-83076) and Target Maturity Series II (File No. 333-123003), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2006.

                                                  /s/ Lisa M. Weber
                                             -----------------------------------
                                              Signature

                     The Travelers Life and Annuity Company

                                Power of Attorney

                                Stanley J. Talbi
                Senior Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Financial Officer of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Travelers Retirement Account Annuity (File No. 333-69753), Registered Fixed Account Option (File No. 333-49462), Target Maturity (File No. 333-83076) and Target Maturity Series II (File No. 333-123003), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2006.

                                                  /s/ Stanley J. Talbi
                                             -----------------------------------
                                              Signature

                     The Travelers Life and Annuity Company

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
               Senior Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Accounting Officer of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Travelers Retirement Account Annuity (File No. 333-69753), Registered Fixed Account Option (File No. 333-49462), Target Maturity (File No. 333-83076) and Target Maturity Series II (File No. 333-123003), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2006.

                                                  /s/ Joseph J. Prochaska, Jr.
                                             -----------------------------------
                                              Signature